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Exhibit 10.15

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of August 14, 2007, by and among (i) KKR FINANCIAL HOLDINGS LLC, a Delaware limited liability company ("KKR Financial"), KKR FINANCIAL CORP., a Maryland corporation ("KKR Financial Corp.") KKR TRS HOLDINGS, INC., a Delaware corporation ("KKR TRS"), KKR TRS HOLDINGS, LTD., a Cayman Islands company ("KKR TRS LTD"), KKR FINANCIAL HOLDINGS II, LLC, a Delaware limited liability company ("KKR Holdings II"), KKR FINANCIAL HOLDINGS III, LLC, a Delaware limited liability company ("KKR Holdings III"), KKR FINANCIAL HOLDINGS, INC., a Delaware corporation ("KKR Holdings"), and KKR FINANCIAL HOLDINGS, LTD., a Cayman Islands company ("KKR Holdings LTD," and collectively with KKR Financial, KKR Financial Corp., KKR TRS, KKR TRS LTD, KKR Holdings II, KKR Holdings III and KKR Holdings, the "Borrowers" and each, individually, a "Borrower"), (ii) each lender party hereto (collectively, the "Lenders" and individually, a "Lender"), and (iii) BANK OF AMERICA, N.A., as Administrative Agent and Swingline Lender.

        WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement, dated as of May 4, 2007 (as amended prior to the date hereof, the "Credit Agreement;" capitalized terms used herein and not defined to have the meanings ascribed to such terms in the Credit Agreement); and

        WHEREAS, the Borrowers, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

        Section 1.    Amendments to Credit Agreement.    The parties hereto agree that, effective as of the date hereof, the Credit Agreement shall be amended as follows:

          1.1   The definition of "Change of Control" in Section 1.01 of the Credit Agreement is amended to insert the words "(other than KKR Financial Corp.)" immediately after the words "any Borrower" in clause (c) of such definition.

          1.2   The definition of "Consolidated Total Liabilities" in Section 1.01 of the Credit Agreement is amended to insert the following as the last sentence thereof:

  "Notwithstanding the foregoing, Consolidated Total Liabilities shall not include liabilities arising out of any Disposition by KKR Financial Corp. of all of its residential real estate assets as contemplated by Section 7.05(b) (i) that are nonrecourse to the Borrowers and (ii) are recorded by KKR Financial based on required application of FAS 140 or FIN-46(R)."

          1.3   Section 6.05 of the Credit Agreement shall be amended to delete the last sentence thereof in its entirety.

          1.4   Section 7.05 of the Credit Agreement shall be amended to (i) in Section 7.05(b), insert the phrase "(without recourse or indemnification for credit losses, provided that ordinary and customary indemnification is permitted in accordance with prevailing market practices)" immediately after the first usage of the term "Dispositions" (ii) delete the word "and" at the end of Section 7.05(f), (iii) delete the "." at the end of Section 7.05(g) and insert "; and" in its place and (iv) insert a new Section 7.05(h) to read as follows:

            "(h) the Disposition (without recourse or indemnification for credit losses, provided that ordinary and customary indemnification is permitted in accordance with prevailing market practices) by KKR Financial of all of the common stock of KKR Financial Corp."

          1.5   Section 7.09 of the Credit Agreement shall be amended to read as follows:

            "(b)     Leverage Ratio.    Permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth, at any time, to exceed the ratio of 12.50 to 1.00; provided, that effective upon the consummation of any Disposition by KKR Financial Corp. of all of its residential real estate assets as contemplated by Section 7.05(b) (provided that up to $1.0 billion of residential real estate assets may remain on the balance sheet of KKR Financial Corp. and KKR Financial and its Affiliates after giving effect to such Disposition), the foregoing reference to 12.50 shall be a reference to 7.00."

        Section 2.    Release.    Effective upon the consummation of any Disposition by KKR Financial of all of the common stock of KKR Financial Corp., the Administrative Agent and the Lenders hereby release KKR Financial Corp. as a Borrower and Loan Party under the Credit Agreement and the other Loan Documents. The Borrowers consent to the release of KKR Financial Corp. effected hereby, and ratify and reaffirm all of their joint and several obligations under the Credit Agreement and the other Loan Documents, as modified hereby. The parties acknowledge and agree that, upon the consummation of such Disposition, KKR Financial Corp. shall no longer be a Subsidiary of KKR Financial.

        Section 3.    Conditions Precedent.    The effectiveness of this Amendment is subject to receipt by the Administrative Agent of an original counterpart of this Amendment duly executed by each of the Borrowers, Required Lenders and the Administrative Agent.

        Section 4.    Effect of Amendment.

        (a)   Each of the Borrowers agrees that there is no Default nor Event of Default in existence, nor would a Default nor an Event of Default be caused by this Amendment or the implementation of the matters reflected herein.

        (b)   Except as specifically modified by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed by the parties hereto and remain in full force and effect.

        (c)   Each of the Borrowers, the Administrative Agent and each Lender agrees that this Amendment shall constitute a Loan Document and, upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

        Section 5.    Fee; Expenses.    The Borrowers agree to pay to the Administrative Agent for the ratable benefit of each of the Lenders executing and delivering this Amendment a non-refundable amendment fee of 0.05% of the aggregate Commitments of such Lenders. The Borrowers shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and any other agreements and documents executed and delivered in connection herewith.

        Section 6.    Successors and Assigns.    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        Section 7.    GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

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        Section 8.    Effect.    Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

        Section 9.    Counterparts; Integration.    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

KKR FINANCIAL HOLDINGS LLC
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS II, LLC
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS III, LLC
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS, INC.
By:	/s/ Andrew J. Sossen Name: Andrew J. Sossen Title: Authorized Signatory
KKR FINANCIAL HOLDINGS, LTD.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory
KKR FINANCIAL CORP.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory

KKR TRS HOLDINGS, INC.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory
KKR TRS HOLDINGS, LTD.
By:	/s/ Geoffrey M. Jones Name: Geoffrey M. Jones Title: Authorized Signatory

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Paula Laesch Name: Paula Laesch Title: Vice President

BANK OF AMERICA, N.A., as a Lender, and Swingline Lender
By:	/s/ Paula Laesch Name: Paula Laesch Title: Vice President

CITIGROUP GLOBAL MARKETS INC., as a Syndication Agent
By:	/s/ Paul A. DeCarlo Name: Paul A. DeCarlo Title: SVP/SCO, as proxy for Alex Duka

CITICORP NORTH AMERICA, INC., as a Lender
By:	/s/ Paul A. DeCarlo Name: Paul A. DeCarlo Title: SVP/SCO, as proxy for Alex Duka

JPMORGAN CHASE BANK, N.A., as a Syndication Agent and a Lender
By:	/s/ Richard J. Poworoznek Name: Richard J. Poworoznek Title: Executive Director

BANK OF NOVA SCOTIA, as a Lender
By:	/s/ Todd Meller Name: Todd Meller Title: Managing Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Jay Chall Name: Jay Chall Title: Director
By:	/s/ James Neira Name: James Neira Title: Associate

ROYAL BANK OF CANADA, as a Lender
By:	/s/ Howard Lee Name: Howard Lee Title: Authorized Signatory

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Barry Chung Name: Barry Chung Title: Senior Vice President
By:	/s/ Alan Krouk Name: Alan Krouk Title: Managing Director

MIZUHO CORPORATE BANK, LTD., as a Lender
By:	/s/ James R. Fayen Name: James R. Fayen Title: Deputy General Manager

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Karen Hanke Name: Karen Hanke Title: Director

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a Lender
By:	/s/ Milton Ming-Der Shine Name: Milton Ming-Der Shine Title: Vice President & General Manager

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  Exhibit 10.15
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT